August 11, 2010

Keith O`Connell, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Institutional International Funds, Inc. ("Registrant")
 consisting of the following series:
 T. Rowe Price Institutional International Core Equity Fund
 File Nos.: 033-29697/811-5833

Dear Mr. O`Connell:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing PostEffective Amendment No. 42 (the "Amendment") to the Registrant`s Registration Statement on Form N1A. The Amendment reflects the addition of a new series called the T. Rowe Price Institutional International Core Equity Fund.

The disclosure in Sections 1 and 3 of the prospectus for this new series is substantially similar to the disclosure relating to the T. Rowe Price Overseas Stock Fund in the T. Rowe Price international funds prospectus (File Nos. 002-65539/811-2958. Sections 2 and 4 of the prospectus are common to the prospectuses for all T. Rowe Price institutional funds.

The Statement of Additional Information (the "SAI") is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new series. All changes to the prospectus and SAI have been marked.

The filing is scheduled to go effective on October 25, 2010.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013.

Sincerely,

/s/Brian R. Poole
Brian R. Poole